WARRANT AGREEMENT dated as of January 26, 1998 between THRUCOMM, INC., a Florida corporation (the "Company") and BLUE CHIP CAPITAL FUND LIMITED PARTNERSHIP, a Delaware limited partnership (hereinafter referred to as the "Holder").
                                   WITNESSETH:

         WHEREAS, the Company proposes to issue to the Holder warrants (the "Warrants") to purchase up to an aggregate of 67,333 shares of common stock of the Company (the "Common Stock"); and

         WHEREAS, the Holder has provided the Company with a guarantee of a $300,000 bridge loan, pursuant to which the Company agreed to issue these Warrants if the bridge loan was not fully discharged on or before October 31, 1997, which it was not; and

         WHEREAS, the Warrants to be issued pursuant to this Agreement will be issued on the Closing Date (as such term is defined in the Securities Purchase Agreement dated as of January 26, 1998 among the Company and certain investors relating to the issuance of the Company's Series B Senior Convertible Preferred Stock) by the Company to the Holder in partial consideration for, and as part of the Holder's compensation in connection with the aforementioned bridge loan;

         NOW, THEREFORE, in consideration of the premises, the payment by the Holder to the Company of an aggregate of one dollar ($1.00), the agreements herein set forth and other good and valuable consideration, hereby acknowledged, the parties hereto agree as follows:

          1. Grant. The Holder is hereby granted the right to purchase, at any time from January 27, 1998, until 5:30 P.M., Florida time, on January 27, 2001, up to an aggregate of 67,333 shares of Common Stock (the "Shares") at an exercise price (subject to adjustment as provided in Section 7 hereof) of $0.002 per share of Common Stock subject to the terms and conditions of this Agreement.

          2. Warrant Certificates. The warrant certificates (the "Warrant Certificates") delivered and to be delivered pursuant to this Agreement shall be in the form set forth in Exhibit A, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions, and other variations as required or permitted by this Agreement.

          3. Exercise of Warrant. The Warrants initially are exercisable at an aggregate initial exercise price (subject to adjustment as provided in Section 7 hereof) per share of Common Stock set forth in Section 6 hereof payable by certified or official bank check in New York Clearing House funds, subject to adjustment as provided in Section 7 hereof. Upon surrender of a Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the shares of Common Stock purchased at the Company's principal offices in St. Petersburg, Florida (presently located at 1641 Commerce Avenue, North, St. Petersburg, Florida 33716) the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. The purchase rights represented by each

     Warrant Certificate are exercisable at the option of the Holder thereof, in whole or in part (but not as to fractional shares of the Common Stock underlying the Warrants). Warrants may be exercised to purchase all or part of the shares of Common Stock represented thereby. In the case of the purchase of less than all the shares of Common Stock purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the shares of Common Stock purchasable thereunder.

          4. Issuance of Certificates. Upon the exercise of the Warrants, the issuance of certificates for shares of Common Stock and/or other securities, properties or rights underlying such Warrants, shall be made forthwith (and in any event within five (5) business days thereafter) without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Section 5 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

          The Warrant Certificates and the certificates representing the Shares underlying the Warrants (and/or other securities, property or rights issuable upon the exercise of the Warrants) shall be executed on behalf of the Company by the manual or facsimile signature of the then President or Vice President of the Company. Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

          5. Restriction On Transfer of Warrants. The Holder of a Warrant Certificate, by its acceptance thereof, covenants and agrees that the Warrants are being acquired as an investment and not with a view to the distribution thereof; that the Warrants may not be sold, transferred, assigned, hypothecated or otherwise disposed of, in whole or in part, for a period of one (1) year from the date hereof unless an exemption from the Securities Act of 1933, as amended, is available therefor.

          6. Exercise Price.

               6.1 Initial and Adjusted Exercise Price. Except as otherwise provided in Section 7 hereof, the initial exercise price of each Warrant shall be $0.002 per share of Common Stock. The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of Section 7 hereof.

               6.2 Exercise Price. The term "Exercise Price" herein shall mean the initial exercise price or the adjusted exercise price, depending upon the context.

          7. Adjustments to Exercise Price and Number of Securities.

               7.1 Subdivision and Combination. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination. 2

               7.2 Stock Dividends and Distributions. In case the Company shall pay a dividend in, or make a distribution of, shares of Common Stock or of the Company's capital stock convertible into Common Stock, the Exercise Price shall forthwith be proportionately decreased. An adjustment made pursuant to this Section 7.2 shall be made as of the record date for the subject stock dividend or distribution.

               7.3 Adjustment in Number of Securities. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 7, the number of Warrant Securities issuable upon the exercise at the adjusted exercise price of each Warrant shall be adjusted to the nearest full amount by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Securities issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

               7.4 Definition of Common Stock. For the purpose of this Agreement, the term "Common Stock" shall mean (i) the class of stock designated as Common Stock in the Articles of Incorporation of the Company as may be amended as of the date hereof, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

               7.5 Merger or Consolidation. In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the holder of each Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger, by a holder of the number of shares of Common Stock of the Company for which such warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in this Section 7. The above provision of this subsection shall similarly apply to successive consolidations or mergers.

               7.6 No Adjustment of Exercise Price in Certain Cases. No adjustment of the Exercise Price shall be made:

                    (a) Upon the  issuance or sale of the Warrants or the shares of Common Stock issuable upon the exercise of the Warrants;

                    (b) If the amount of said adjustment  shall be less than two cents (2c) per Warrant Security, provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least two cents (2c) per Warrant Security.

          8. Exchange and Replacement of Warrant Certificates. Each Warrant Certificate is exchangeable without expense, upon the surrender thereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Warrant Securities in such denominations as shall be designated by the Holder thereof at the time of such surrender.

          Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

          9. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of the Warrants, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock or other securities, properties or rights.

          10. Reservation and Listing of Securities. The Company shall at all times reserve and keep available out of its authorized shares of Common
     Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. The
     Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder. As long as the Warrants shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock issuable upon the exercise of the Warrants to be listed (subject to official notice of issuance) on all securities exchanges on which the Common Stock issued to the public in connection herewith may then be listed and/or quoted.

          11. Notices to Warrant Holders. Nothing contained in this Agreement shall be construed as conferring upon the Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholder for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

               (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

               (b) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

               (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed; then, in any one or more of said events, the Company shall give written notice of such event at least fifteen
          (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholder entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable , securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

          12. Representations.

               12.1 Authorization. This Warrant has been duly and validly authorized, executed and delivered by the Company, and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

               12.2. Authorized Common Stock. The authorized Common Stock of the Company consists solely of 100,000,000 shares of Common Stock, of which one share has been issued and is outstanding and of which
          6,733,000 shares have been reserved for issuance pursuant to Convertible Preferred Stock, options and Warrants.

          13. Notices.

               13.1 Delivery of Notices. Any notice shall be deemed to have been duly delivered (a) when delivered by hand, if personally delivered,
          (b) if sent by mail to a party whose address is in the same country as the sender, two Business Days after being deposited in the mail, via registered or certified mail, return receipt requested, postage prepaid, (c) if sent by facsimile transmission on a Business Day, when receipt is acknowledged or, if sent on a day that is not a Business Day, on the next Business Day following the day on which receipt is acknowledged, and (d) if sent by recognized international courier, freight prepaid, with a copy sent by telecopier, to a party whose address is not in the same country as the sender, three Business Days after the later of (i) being telecopied and (ii) delivery to such courier.

               13.2 Addresses for Notice. All communications (including all required or permitted notices) pursuant to the provisions hereof shall be in writing and shall be sent:

                    (a) If to the  registered  Holder  of the  Warrants,  to the address of such Holder as shown on the books of the Company; or

                    (b) If to the Company, to the address set forth in Section 3 hereof or to such other address as the Company may designate by notice to the Holder.

          14. Supplements and Amendments. The Company and the Holder may from time to time supplement or amend this Agreement in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Holder may deem necessary or desirable and which the Company and the Holder deem shall not adversely affect the interests of the Holder.

          15. Successors. All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company, the Holder and their respective successors and assigns hereunder.

          16. Termination. This Agreement shall terminate at the close of business on January 27, 2001.

          17. Governing Law; Submission to Jurisdiction. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Florida and for all purposes shall be construed in accordance with the laws of said State without giving effect to the rules of said State governing the conflicts of laws.

          The Company and the Holder hereby agree that any action, proceeding or claim against it arising out of, or relating in any way to, this Agreement shall be brought and enforced in the courts of the State of Florida or of the United States of America for the Middle District of Florida, and irrevocably submit to such jurisdiction, which jurisdiction shall be exclusive. The Company and the Holder hereby irrevocably waive any objection to such exclusive jurisdiction or inconvenient forum. Any such process or summons to be served upon any of the Company and the Holder (at the option of the party bringing such action, proceeding or claim) may be served by transmitting a copy thereof, by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 13 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the party so served in any action, proceeding or claim. The Company and the Holder agree that the prevailing party(ies) in any such action or proceeding shall be entitled to recover from the other party(ies) all of its/their reasonable legal costs and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

          18. Entire Agreement; Modification. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

          19. Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

          20. Captions. The caption headings of the Sections of this Agreement are for convenience of reference only and are not intended, nor should they be construed as, a part of this Agreement and shall be given no substantive effect.

          21. Benefits of this Amendment. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole benefit of the Company and the Holder.

          22. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                  THRUCOMM, INC.

                                  By: _____________________________

                                  Name: ___________________________

                                  Title:___________________________




                                  BLUE CHIP CAPITAL FUND LIMITED PARTNERSHIP


                                  By:      Blue Chip Venture Company,
                                           it General Partner

                                  By: _____________________________

                                  Name: ___________________________

                                  Title:___________________________

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
                    5:30 P.M., FLORIDA TIME, JANUARY 27, 2001


No. W-1
                                                            Warrants to Purchase
                                                   67,333 Shares of Common Stock

                               WARRANT CERTIFICATE

         This Warrant Certificate certifies that Blue Chip Capital Fund Limited Partnership is the registered holder of Warrants to purchase initially, at any time from January 27, 1998 until 5:30 p.m. Florida time on January 27, 2001 ("Expiration Date"), up to 67,333 fully-paid and non-assessable shares of common stock, (the "Common Stock") of THRUCOMM, INC., a Florida corporation (the "Company"), (one share of Common Stock referred to individually as a "Security" and collectively as the "Securities") at the initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of $0.002 per share of Common Stock upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the warrant agreement dated as of January 26, 1998 among the Company and Blue Chip Capital Fund Limited Partnership (the "Warrant Agreement"). Payment of the Exercise Price shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company.

         No Warrant may be exercised after 5:30 p.m., Florida time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.

         The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holder (the word "holder" meaning the registered holder) of the Warrants.

         The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

         Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

         Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

         The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated as of January 26, 1998

                                    THRUCOMM, INC.

[SEAL]                              By:_______________________________

                                    Name:_____________________________

                                    Title:____________________________


Attest:


______________________________________
Secretary

               FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 3

         The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase:

         __________ shares of Common Stock;

and herewith tenders in payment for such securities a certified or official bank check payable in New York Clearing House Funds to the order of Thrucomm, Inc. in the amount of $______________, all in accordance with the terms of Section 3 of the Warrant Agreement dated as of January 26, 1998 among Thrucomm, Inc. and Blue Chip Capital Fund Limited Partnership. The undersigned requests that a certificate for such securities be registered in the name of ___________________________________________________ whose address is
_____________________________________________________________________  and  that such Certificate be delivered to ______________________________________________
whose address is______________________________________________________.


Dated:__________________________

                                Signature_____________________________________
                                (Signature  must conform in all  respects  to
                                 name of holder as specified on the face of the Warrant Certificate.)


                                 ______________________________________________
                                 (Insert Social Security or Other Identifying
                                  Number of Holder)

                               FORM OF ASSIGNMENT


                (To be executed by the registered holder if such
                     holder desires to transfer the Warrant
                                  Certificate.)

     FOR  VALUE  RECEIVED________________________   hereby  sells,  assigns  and
transfers unto_________________________________________________________________
                  (Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _______________________________________________________ attorney-in-fact, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.


Dated: ________________          Signature: ___________________________________
                                (Signature  must conform in all  respects  to
                                 name of holder as specified on the face of the Warrant Certificate.)

                                 ______________________________________________
                                 (Insert Social Security or Other Identifying
                                  Number of Holder)































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